UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1910 Opdyke Court, Auburn Hills, MI	48326
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 364-7727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

SPAR Group, Inc. (“SGRP” or the “Corporation”, and together with its subsidiaries, the “Company”, “SPAR” or “SPAR Group”) has listed its shares of common stock, par value $0.01 (“Common Stock”), for trading through the Nasdaq Stock Market LLC under the trading symbol “SGRP” and periodically files reports with the Securities and Exchange Commission (the “SEC”). Reference is made to (a) SGRP’s 2024 Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on May 16, 2025; and (b) SGRP’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC.

Item 1.02    Termination of a Material Definitive Agreement.

As previously disclosed, on August 30, 2024, the Corporation entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Highwire Capital, LLC, a Texas limited liability company (“Parent”), and Highwire Merger Co. I, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub was expected to merge with and into the Corporation (the “Merger”), with the Corporation surviving the Merger as a direct, wholly owned subsidiary of Parent.

On May 15, 2025, the Corporation provided a conditional notice of termination to Parent indicating that if Parent did not consummate the Merger by 5:00 P.M. Eastern Time on May 22, 2025 (the “Closing Deadline”), the Corporation intended to terminate the Merger Agreement pursuant to Section 7.04(c) of the Merger Agreement.

Since the Merger was not consummated by the Closing Deadline, on May 23, 2025 the Corporation provided notice to Parent that the Corporation was terminating the Merger Agreement with immediate effect.

Upon termination of the Merger Agreement, Parent is required to pay to the Corporation the Termination Fee (as such term is defined in the Merger Agreement) by May 28, 2025, as contemplated by Section 7.06(b) of the Merger Agreement.

Forward Looking Statements

This Current Report on Form 8-K (collectively, this "Current Report") contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (collectively, the "Company"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Exchange Act, and other applicable federal and state securities laws, rules and regulations, as amended.

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report on Form 8-K may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"). Those Risks include (without limitation): the uncertainty of the Corporation’s ability to collect the termination fee in connection with the termination of the proposed acquisition of the Corporation by Highwire Capital; the uncertainty of the Corporation's ability to implement the Corporation's annual meeting compliance plan with Nasdaq; any potential non-compliance with applicable Nasdaq annual meeting, director independence, bid price or other rules; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the Company's cash flow or financial condition; and plans, intentions, expectations.

For additional information and risk factors that could affect the Corporation, see its Annual Report on Form 10-K for the year ended December 31, 2024 and other reports as filed with the Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward- looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 23, 2025
By:	/s/ Michael R. Matacunas
Michael R. Matacunas, President & CEO